BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CURRENT ASSETS:
Cash and cash equivalents	$ 280	$ 6,449
Short-term deposits	4,937
Restricted cash	78	113
Receivables and other financial asset	52	21
Total current assets	5,347	6,583
Property and equipment, net	100	125
Total assets	5,447	6,708
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES	300	309
Total current liabilities	300	309
COMMITMENTS AND CONTINGENT LIABILITIES (Note 6)
SHAREHOLDERS' EQUITY (Note 7):
Share capital - Ordinary shares no par value - Authorized: 16,666,667 shares at December 31, 2017 and 2018; Issued: 11,325,912 at December 31, 2017 and 2018; Outstanding: 9,878,861 at December 31, 2017 and 2018.
Additional paid-in capital	147,953	147,800
Treasury shares, at cost, 1,447,051 Ordinary shares at December 31, 2017 and 2018	(1,065)	(1,065)
Accumulated deficit	(141,741)	(140,336)
Total shareholders' equity	5,147	6,399
Total liabilities and shareholders' equity	$ 5,447	$ 6,708